Exhibit (h)(3)(iv)

SCHEDULE A

To the EXPENSE LIMITATION AGREEMENT

for Certain Series with Fund-of-Funds

Exposure

(updated as of February 1, 2020)

Funds

Fund Name	Class	Expense Limit	Expense Limitation Expiration Date
AllianzGI Global Allocation Fund*			1/31/21
	A	1.01%
	C	1.76%
	R	1.21%
	T	1.01%
	R6	0.71%
	Institutional	0.74%
	P	0.81%
	Administrative	0.96%
AllianzGI Global Dynamic Allocation Fund			1/31/21
	A	1.01%
	C	1.78%
	R	1.38%
	T	1.01%
	R6	0.74%
	Institutional	0.74%
	P	0.84%
	Administrative	0.99%
AllianzGI Multi Asset Income Fund **			1/31/21
	A	0.95%
	C	1.70%
	R	1.30%
	T	0.95%
	R6	0.55%
	Institutional	0.60%
	P	0.65%
	Administrative	0.90%
AllianzGI Retirement 2020 Fund**			1/31/21
	A	0.95%
	C	1.70%
	R	1.30%
	T	0.95%
	R6	0.55%
	P	0.65%
	Administrative	0.90%

[Schedule A to Expense Limitation Agreement]

Fund Name	Class	Expense Limit	Expense Limitation Expiration Date
AllianzGI Retirement 2025 Fund**			1/31/21
	A	0.95%
	R	1.30%
	T	0.95%
	R6	0.55%
	P	0.65%
	Administrative	0.90%
AllianzGI Retirement 2030 Fund**			1/31/21
	A	0.95%
	C	1.70%
	R	1.30%
	T	0.95%
	R6	0.55%
	P	0.65%
	Administrative	0.90%
AllianzGI Retirement 2035 Fund**			1/31/21
	A	0.95%
	R	1.30%
	T	0.95%
	R6	0.55%
	P	0.65%
	Administrative	0.90%
AllianzGI Retirement 2040 Fund**			1/31/21
	A	0.95%
	C	1.70%
	R	1.30%
	T	0.95%
	R6	0.55%
	P	0.65%
	Administrative	0.90%
AllianzGI Retirement 2045 Fund**			1/31/21
	A	0.95%
	R	1.30%
	T	0.95%
	R6	0.55%
	P	0.65%
	Administrative	0.90%

[Schedule A to Expense Limitation Agreement]

Fund Name	Class	Expense Limit	Expense Limitation Expiration Date
AllianzGI Retirement 2050 Fund**			1/31/21
	A	0.95%
	C	1.70%
	R	1.30%
	T	0.95%
	R6	0.55%
	P	0.65%
	Administrative	0.90%
AllianzGI Retirement 2055 Fund**			1/31/21
	A	0.95%
	R	1.30%
	T	0.95%
	R6	0.55%
	P	0.65%
	Administrative	0.90%

*	For this Fund, the limitation went into effect on February 1, 2019 and was previously covered under a separate Expense Limitation Agreement.
**	Retirement Fund

[Schedule A to Expense Limitation Agreement]

IN WITNESS WHEREOF, the Trust and the Manager have each caused this Schedule A to the Expense Limitation Agreement to be signed on its behalf by its duly authorized representative, as of the date first above written.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

By:	/s/ Thomas J. Fuccillo
Name:	Thomas J. Fuccillo
Title:	President and Chief Executive Officer

ALLIANZ GLOBAL INVESTORS U.S. LLC

By:	/s/ Gem Pushpaharan
Name:	Gem Pushpaharan
Title:	Chief Operating Officer US

[Signature Page to Schedule A of Expense Limitation Agreement]